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                                   SUPPLEMENT
                             DATED AUGUST 18, 2006
        TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
      FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.
                               DATED MAY 1, 2006

This supplement amends the SAI dated May 1, 2006. The SAI is revised as follows:

REVISED MANAGEMENT FEE SCHEDULES AND MANAGEMENT FEE WAIVERS FOR CERTAIN FUNDS

At a meeting held on August 1-2, 2006, the Board of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (the "Companies") approved the continuation of the management agreements between the Companies and HL Investment Advisors, LLC ("HL Advisors"), the Funds' investment manager, and the sub-advisory agreements between HL Advisors and the Companies' sub-advisers. In connection with this approval, HL Advisors agreed to reduce the contractual management fee for certain Funds and to voluntarily waive a portion of its management fees with respect to certain Funds.

HARTFORD INDEX HLS FUND

Effective November 1, 2006, HL Advisors has permanently reduced its management fee schedule for this fund. Accordingly, effective November 1, 2006, the fee schedule for Hartford Index HLS Fund listed on page 42 of the SAI, under the heading "Investment Management Fees," is deleted and replaced with the following:

INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                                     ANNUAL RATE
----------------------------------------------------------------------------------------
First $2 billion                                                      0.300  %
Next $3 billion                                                       0.200  %
Next $5 billion                                                       0.180  %
Amount Over $10 billion                                               0.170  %

HARTFORD MONEY MARKET HLS FUND

As of January 1, 2007, a voluntary management fee waiver is in place for the fund. Accordingly, effective January 1, 2007, the following footnote is added to the management fee schedule for Hartford Money Market HLS Fund listed on page 42 of the SAI, under the heading "Investment Management Fees":

(1) HL Advisors has voluntarily agreed to waive 0.05% of its management fees until December 31, 2007.

HARTFORD EQUITY INCOME HLS FUND

As of January 1, 2007, the voluntary management fee waiver in place for the fund has been discontinued. Accordingly, as of January 1, 2007, the footnote to the management fee schedule for Hartford Equity Income HLS Fund listed on page 43 of the SAI, under the heading "Investment Management Fees," is deleted.

HARTFORD HIGH YIELD HLS FUND

The current voluntary management fee waiver in place for the fund is being continued. Accordingly, the footnote to the management fee schedule for Hartford High Yield HLS Fund listed on page 43 of the SAI, under the heading "Investment Management Fees," is deleted and replaced with the following:

(2) HL Advisors has voluntarily agreed to waive 0.05% of its management fees until October 31, 2007.

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HARTFORD FOCUS HLS FUND

As of November 1, 2006, the voluntary management fee waiver in place for the fund has been discontinued. Accordingly, as of November 1, 2006, the footnote to the management fee schedule for Hartford Focus HLS Fund listed on page 43 of the SAI, under the heading "Investment Management Fees," is deleted.

HARTFORD GLOBAL COMMUNICATIONS HLS FUND

As of November 1, 2006, the voluntary management fee waiver in place for the fund has been discontinued. Accordingly, as of November 1, 2006, the footnote to the management fee schedule for Hartford Global Communications HLS Fund listed on page 43 of the SAI, under the heading "Investment Management Fees," is deleted.

HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

As of November 1, 2006, the voluntary management fee waiver in place for the fund has been discontinued. Accordingly, as of November 1, 2006, the footnote to the management fee schedule for Hartford Global Financial Services HLS Fund listed on page 43 of the SAI, under the heading "Investment Management Fees," is deleted.

     THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.

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